3491906 07/20/2007 01:43P Weld County, CO
1 of 7 R 36.00 D 0.00 Steve Moreno Clerk & Recorder

ASSIGNMENT OF WORKING INTEREST
Wellbore Only

This Assignment of Working Interest ("Assignment") is made and entered into this 1st day of September, 2006 from **PETROLEUM DEVELOPMENT CORPORATION**, a Nevada Corporation, (herein called "Assignor") to **ROCKIES REGION 2006 LIMITED PARTNERSHIP**, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1. The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2. The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3. The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4. The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This Assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production there from.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the spud date of the well specifically identified in Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation

BY:____________________________
James P. Wason
Director of Land

STATE OF WELD)
) TO-WIT:
COUNTY OF COLORADO)

The foregoing instrument was acknowledged before me this 1st day of September, 2006 by James P. Wason, as Director of Land of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

NOTARY PUBLIC
CARRIE EGGLESTON
STATE OF COLORADO

____
Carrie Eggleston
Notary Public – Colorado
County of Denver
My Commission expires: October 12, 2010

After recording, return to:

Petroleum Development Corporation
1775 Sherman Street, Suite 3000
Denver, CO 80203
Ph: 303-860-5800

Exhibit "A"

Weld County, Colorado

Attached to and made part of that Assignment of Working Interest dated September 1, 2006 by and between Petroleum Development Corporation and Rockies Region 2006 Limited Partnership

WELL #	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	SPUD DATE	LEASE #	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	RECEPTION
07057	Sirios 22-1	0.99929	1N	64W	1	SENW	2/9/2007	Contractual Int.	Anadarko E&P Company LP, Farmor	Petroleum Development Corporation, Farmee	2/22/2006	-	-	NA
07058	Brnak 22-11	0.99929	1N	64W	11	SESW	2/16/2007	Contractual Int.	Anadarko E&P Company LP, Farmor	Petroleum Development Corporation, Farmee	2/22/2006	-	-	NA
07056	Wagner 33-23	0.99929	1N	64W	23	NWSE	2/1/2007	Contractual Int.	Anadarko E&P Company LP, Farmor	Petroleum Development Corporation, Farmee	2/22/2006	-	-	NA
06203	Brown 24-2	0.99929	6N	63W	2	SESW	9/7/2006	865700	Benjamin D. Brown and Teresa L. Brown	Petroleum Development Corporation	April 28, 2006	-	-	3405666
06203	Brown 24-2	0.99929	6N	63W	2	SESW	9/7/2006	867400	Helen M. Nelson, Trustee Edwin J. Miller Trust	Petroleum Development Corporation	May 18, 2006	-	-	3425121
06202	Brown 23-2	0.99929	6N	63W	2	NESW	9/12/2006	865700	Benjamin D. Brown and Teresa L. Brown	Petroleum Development Corporation	April 28, 2006	-	-	3405666
06202	Brown 23-2	0.99929	6N	63W	2	NESW	9/12/2006	867400	Helen M. Nelson, Trustee Edwin J. Miller Trust	Petroleum Development Corporation	May 18, 2006	-	-	3425121
06201	Brown 22-2	0.99929	6N	63W	2	SENW	9/17/2006	865700	Benjamin D. Brown and Teresa L. Brown	Petroleum Development Corporation	April 28, 2006	-	-	3405666
06201	Brown 22-2	0.99929	6N	63W	2	SENW	9/17/2006	867400	Helen M. Nelson, Trustee Edwin J. Miller Trust	Petroleum Development Corporation	May 18, 2006	-	-	3425121
06199	Brown 14-2	0.99929	6N	63W	2	SWSW	09/02/06	865700	Benjamin D. Brown and Teresa L. Brown	Petroleum Development Corporation	April 28, 2006	-	-	3405666
06199	Brown 14-2	0.99929	6N	63W	2	SWSW	09/02/06	867400	Helen M. Nelson, Trustee Edwin J. Miller Trust	Petroleum Development Corporation	May 18, 2006	-	-	3425121
06455	Cornish 12-10	0.99929	6N	63W	10	SWNW	12/4/2006	845700	Cornish Plains Livestock, LLP	Petroleum Development Corporation	December 15, 2005	-	-	3362283
06455	Cornish 12-10	0.99929	6N	63W	10	SWNW	12/4/2006	853600	Charles Towner, Jr.	Petroleum Development Corporation	December 15, 2005	-	-	3379954
06454	Cornish 11-10	0.99929	6N	63W	10	NWNW	12/9/2006	845700	Cornish Plains Livestock, LLP	Petroleum Development Corporation	December 15, 2005	-	-	3362283
06454	Cornish 11-10	0.99929	6N	63W	10	NWNW	12/9/2006	853600	Charles Towner, Jr.	Petroleum Development Corporation	December 15, 2005	-	-	3379954
06456	Cornish 21-10	0.99929	6N	63W	10	NENW	12/14/2006	845700	Cornish Plains Livestock, LLP	Petroleum Development Corporation	December 15, 2005	-	-	3362283
06456	Cornish 21-10	0.99929	6N	63W	10	NENW	12/14/2006	853600	Charles Towner, Jr.	Petroleum Development Corporation	December 15, 2005	-	-	3379954
06457	Cornish 22-10	0.99929	6N	63W	10	SENW	12/18/2006	845700	Cornish Plains Livestock, LLP	Petroleum Development Corporation	December 15, 2005	-	-	3362283
06457	Cornish 22-10	0.99929	6N	63W	10	SENW	12/18/2006	853600	Charles Towner, Jr.	Petroleum Development Corporation	December 15, 2005	-	-	3379954
07037	Wells Ranch 44-22	0.99929	6N	63W	22	SESE	1/14/2007	869500	Wells Ranch, a General Partnership	Petroleum Development Corporation	June 22, 2006	-	-	3414442
07037	Wells Ranch 44-22	0.99929	6N	63W	22	SESE	1/14/2007	876800	Katherine Wells Calve	Petroleum Development Corporation	July 12, 2006	-	-	3436005
07051	Wells Ranch 43-22	0.99929	6N	63W	22	NESE	1/24/2007	869500	Wells Ranch, a General Partnership	Petroleum Development Corporation	June 22, 2006	-	-	3414442
07051	Wells Ranch 43-22	0.99929	6N	63W	22	NESE	1/24/2007	876800	Katherine Wells Calve	Petroleum Development Corporation	July 12, 2006	-	-	3436005
06369	Wells Ranch 24-22	0.99929	6N	63W	22	SESW	12/28/2006	869500	Wells Ranch, a General Partnership	Petroleum Development Corporation	June 22, 2006	-	-	3414442
06369	Wells Ranch 24-22	0.99929	6N	63W	22	SESW	12/28/2006	876800	Katherine Wells Calve	Petroleum Development Corporation	July 12, 2006	-	-	3436005
07013	Wells Ranch 23-22	0.99929	6N	63W	22	NESW	1/9/2007	869500	Wells Ranch, a General Partnership	Petroleum Development Corporation	June 22, 2006	-	-	3414442
07013	Wells Ranch 23-22	0.99929	6N	63W	22	NESW	1/9/2007	876800	Katherine Wells Calve	Petroleum Development Corporation	July 12, 2006	-	-	3436005
07011	Wells Ranch 34-22	0.99929	6N	63W	22	SWSE	1/4/2007	869500	Wells Ranch, a General Partnership	Petroleum Development Corporation	June 22, 2006	-	-	3414442
07011	Wells Ranch 34-22	0.99929	6N	63W	22	SWSE	1/4/2007	876800	Katherine Wells Calve	Petroleum Development Corporation	July 12, 2006	-	-	3436005
07014	Wells Ranch 33-22	0.99929	6N	63W	22	NWSE	1/19/2007	869500	Wells Ranch, a General Partnership	Petroleum Development Corporation	June 22, 2006	-	-	3414442
07014	Wells Ranch 33-22	0.99929	6N	63W	22	NWSE	1/19/2007	876800	Katherine Wells Calve	Petroleum Development Corporation	July 12, 2006	-	-	3436005

3491906 07/20/2007 01:43P Weld County, CO
3 of 7 R 36.00 D 0.00 Steve Moreno Clerk & Recorder

Weld County, Colorado

Exhibit "A"

Attached to and made part of that Assignment of Working Interest dated September 1, 2006 by and between Petroleum Development Corporation and Rockies Region 2006 Limited Partnership

WELL #	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	SPUD DATE	LEASE #	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	RECEPTION
06039	Pettinger 34-2	0.99929	6N	64W	2	SWSE	11/24/2006	745300	Patricia Lee McDonough	Petroleum Development Corporation	February 24, 2004	-	-	3171841
06039	Pettinger 34-2	0.99929	6N	64W	2	SWSE	11/24/2006	746100	Allen J. Heckman and Barbie E. Heckman	Petroleum Development Corporation	February 24, 2004	-	-	3173747
06039	Pettinger 34-2	0.99929	6N	64W	2	SWSE	11/24/2006	746200	Dean Jake Kerbs	Petroleum Development Corporation	February 24, 2004	-	-	3173748
06039	Pettinger 34-2	0.99929	6N	64W	2	SWSE	11/24/2006	746300	Dennis S. Naibauer	Petroleum Development Corporation	February 24, 2004	-	-	3173749
06039	Pettinger 34-2	0.99929	6N	64W	2	SWSE	11/24/2006	746400	Darin L. Naibauer	Petroleum Development Corporation	February 24, 2004	-	-	3173743
06039	Pettinger 34-2	0.99929	6N	64W	2	SWSE	11/24/2006	746500	Duane R. Naibauer	Petroleum Development Corporation	February 24, 2004	-	-	3173744
06039	Pettinger 34-2	0.99929	6N	64W	2	SWSE	11/24/2006	751700	Diane D. Carlson	Petroleum Development Corporation	February 24, 2004	-	-	3178350
06039	Pettinger 34-2	0.99929	6N	64W	2	SWSE	11/24/2006	751800	Daria R. Stout	Petroleum Development Corporation	February 24, 2004	-	-	3178352
06039	Pettinger 34-2	0.99929	6N	64W	2	SWSE	11/24/2006	759100	Thomas James Kerbs, Jr. and Deborah Ann Kerbs	Petroleum Development Corporation	February 24, 2004	-	-	3192849
06039	Pettinger 34-2	0.99929	6N	64W	2	SWSE	11/24/2006	799100	The Travelers Insurance Company	Petroleum Development Corporation	April 1, 2005	-	-	3315666
06039	Pettinger 34-2	0.99929	6N	64W	2	SWSE	11/24/2006	853700	The Noah Family Living Trust, James C. Noah and Patsy A. Noah, Trustees	Petroleum Development Corporation	January 17, 2006	-	-	3364133
06038	Pettinger 43-2	0.99929	6N	64W	2	NESE	11/29/2006	745300	Patricia Lee McDonough	Petroleum Development Corporation	February 24, 2004	-	-	3171841
06038	Pettinger 43-2	0.99929	6N	64W	2	NESE	11/29/2006	746100	Allen J. Heckman and Barbie E. Heckman	Petroleum Development Corporation	February 24, 2004	-	-	3173747
06038	Pettinger 43-2	0.99929	6N	64W	2	NESE	11/29/2006	746200	Dean Jake Kerbs	Petroleum Development Corporation	February 24, 2004	-	-	3173748
06038	Pettinger 43-2	0.99929	6N	64W	2	NESE	11/29/2006	746300	Dennis S. Naibauer	Petroleum Development Corporation	February 24, 2004	-	-	3173749
06038	Pettinger 43-2	0.99929	6N	64W	2	NESE	11/29/2006	746400	Darin L. Naibauer	Petroleum Development Corporation	February 24, 2004	-	-	3173743
06038	Pettinger 43-2	0.99929	6N	64W	2	NESE	11/29/2006	746500	Duane R. Naibauer	Petroleum Development Corporation	February 24, 2004	-	-	3173744
06038	Pettinger 43-2	0.99929	6N	64W	2	NESE	11/29/2006	751700	Diane D. Carlson	Petroleum Development Corporation	February 24, 2004	-	-	3178350
06038	Pettinger 43-2	0.99929	6N	64W	2	NESE	11/29/2006	751800	Daria R. Stout	Petroleum Development Corporation	February 24, 2004	-	-	3178352
06038	Pettinger 43-2	0.99929	6N	64W	2	NESE	11/29/2006	759100	Thomas James Kerbs, Jr. and Deborah Ann Kerbs	Petroleum Development Corporation	February 24, 2004	-	-	3192849
06038	Pettinger 43-2	0.99929	6N	64W	2	NESE	11/29/2006	799100	The Travelers Insurance Company	Petroleum Development Corporation	April 1, 2005	-	-	3315666
06038	Pettinger 43-2	0.99929	6N	64W	2	NESE	11/29/2006	853700	The Noah Family Living Trust, James C. Noah and Patsy A. Noah, Trustees	Petroleum Development Corporation	January 17, 2006	-	-	3364133
06106	Moody 21-6	0.99929	6N	64W	6	NENW	9/21/2006	737800	J. Gale Moody and Valeries A. Moody	Petroleum Development Corporation	March 12, 2004	-	-	3163796
07091	Kreps 24-6	0.99929	6N	64W	6	SESW	2/15/2007	802200	Margaret A. Stephenson	Prima Oil & Gas Company	April 5, 2004	-	-	3174716
06384	Francis 21-8	0.99929	6N	64W	8	NENW	12/23/2006	772800	D. K. & F. Investments	Petroleum Development Corporation	July 6, 2004	-	-	3229023
07109	Lapp 33-12	0.99929	6N	64W	12	NWSE	3/14/2007	757000	Kenneth Schrant & Deborah Schrant	Petroleum Development Corporation	April 16, 2004	-	-	3182062
07109	Lapp 33-12	0.99929	6N	64W	12	NWSE	3/14/2007	758000	Andrew E. Root & Ella Mae Root	Petroleum Development Corporation	April 16, 2004	-	-	3184273
07109	Lapp 33-12	0.99929	6N	64W	12	NWSE	3/14/2007	763500	Rhiney J. Lapp & Cindy J. Lapp	Petroleum Development Corporation	July 14, 2004	-	-	3208263
07109	Lapp 33-12	0.99929	6N	64W	12	NWSE	3/14/2007	785200	Barbara J. Jones	Petroleum Development Corporation	December 14, 2004	-	-	3269189
06386	Brown-Orr 14-26	0.99929	6N	64W	26	SWSW	11/24/2006	853800	Cornish Plains Livestock, LLLP	Petroleum Development Corporation	February 20, 2006	-	-	3379955
06386	Brown-Orr 14-26	0.99929	6N	64W	26	SWSW	11/24/2006	865000	Edwin P. Haefeli	Petroleum Development Corporation	April 5, 2006	-	-	3379972
06387	Brown-Orr 24-26	0.99929	6N	64W	26	SESW	11/28/2006	853800	Cornish Plains Livestock, LLLP	Petroleum Development Corporation	February 20, 2006	-	-	3379955
06387	Brown-Orr 24-26	0.99929	6N	64W	26	SESW	11/28/2006	865000	Edwin P. Haefeli	Petroleum Development Corporation	April 5, 2006	-	-	3379972
06382	Hungenberg 13-16	0.99929	6N	65W	16	NWSW	11/14/2006	867700	Hungenberg Produce, Inc.	Petroleum Development Corporation	May 26, 2006	-	-	3414437

3491906 07/20/2007 01:43P Weld County, CO
4 of 7 R 36.00 D 0.00 Steve Moreno Clerk & Recorder

Exhibit "A"

Weld County, Colorado

Attached to and made part of that Assignment of Working Interest dated September 1, 2006 by and between Petroleum Development Corporation and Rockies Region 2006 Limited Partnership

WELL #	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	SPUD DATE	LEASE #	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	RECEPTION
06382	Hungenberg 13-16	0.99629	6N	65W	16	NWSW	11/14/2006	869700	Michael B. Hungenberg	Petroleum Development Corporation	May 26, 2006	-	-	3414444
06382	Hungenberg 13-16	0.99629	6N	65W	16	NWSW	11/14/2006	869800	Paul D. Hungenberg	Petroleum Development Corporation	May 26, 2006	-	-	3414445
06382	Hungenberg 13-16	0.99629	6N	65W	16	NWSW	11/14/2006	888800	Edna New Hicks	Petroleum Development Corporation	May 26, 2006	-	-	
06383	Hungenberg 14-16	0.99629	6N	65W	16	SWSW	11/18/2006	867700	Hungenberg Produce, Inc.	Petroleum Development Corporation	May 26, 2006	-	-	3414437
06383	Hungenberg 14-16	0.99629	6N	65W	16	SWSW	11/18/2006	869700	Michael B. Hungenberg	Petroleum Development Corporation	May 26, 2006	-	-	3414444
06383	Hungenberg 14-16	0.99629	6N	65W	16	SWSW	11/18/2006	869800	Paul D. Hungenberg	Petroleum Development Corporation	May 26, 2006	-	-	3414445
06383	Hungenberg 14-16	0.99629	6N	65W	16	SWSW	11/18/2006	888800	Edna New Hicks	Petroleum Development Corporation	May 26, 2006	-	-	
07104	Anderson 42-10	0.99629	6N	66W	10	SENE	3/16/2007	780300	Don Anderson Inc.	D. L. Percell	August 4, 1980	915	-	1837108
07104	Anderson 42-10	0.99629	6N	66W	10	SENE	3/16/2007	864700	Don Anderson Inc.	Petroleum Development Corporation	March 2, 2006	-	-	3389467
07103	Anderson 31-10	0.99629	6N	66W	10	NWNE	2/26/2007	864700	Don Anderson Inc.	Petroleum Development Corporation	March 2, 2006	-	-	3389467
06381	Harvester 42-15	0.99629	6N	66W	15	SENE	10/1/2006	865800	Harvesters Resources, LLC	Petroleum Development Corporation	May 16, 2006	-	-	3405967
06381	Harvester 42-15	0.99629	6N	66W	15	SENE	10/1/2006	867500	Seth D. Dunn and Saundra J. Dunn	Petroleum Development Corporation	May 16, 2006	-	-	3414435
06381	Harvester 42-15	0.99629	6N	66W	15	SENE	10/1/2006	873900	Andrew R. Dunn and Mary L. Dunn	Petroleum Development Corporation	May 16, 2006	-	-	3419314
06378	Harvester 31-15	0.99629	6N	66W	15	NWNE	10/7/2006	865800	Harvesters Resources, LLC	Petroleum Development Corporation	May 16, 2006	-	-	3405967
06379	Harvester 32-15	0.99629	6N	66W	15	SWNE	10/7/2006	865800	Harvesters Resources, LLC	Petroleum Development Corporation	May 16, 2006	-	-	3405967
06380	Harvester 41-15	0.99629	6N	66W	15	NENE	9/26/2006	865800	Harvesters Resources, LLC	Petroleum Development Corporation	May 16, 2006	-	-	3405967
06380	Harvester 41-15	0.99629	6N	66W	15	NENE	9/26/2006	867500	Seth D. Dunn and Saundra J. Dunn	Petroleum Development Corporation	May 16, 2006	-	-	3414435
06380	Harvester 41-15	0.99629	6N	66W	15	NENE	9/26/2006	873900	Andrew R. Dunn and Mary L. Dunn	Petroleum Development Corporation	May 16, 2006	-	-	3419314
06360	Zahourek 11-31	0.99629	7N	63W	31	NWNW	9/22/2006	867600	Zahourek Conservatory, LLC	Petroleum Development Corporation	May 16, 2006	-	-	3414436
06360	Zahourek 11-31	0.99629	7N	63W	31	NWNW	9/22/2006	867300	Wanda E. Brewer Living Trust and G. Warner Brewer Jr. Living Trust	Petroleum Development Corporation	June 22, 2006	-	-	3414434
06362	Zahourek 21-31	0.99629	7N	63W	31	NENW	9/26/2006	867600	Zahourek Conservatory, LLC	Petroleum Development Corporation	May 16, 2006	-	-	3414436
06362	Zahourek 21-31	0.99629	7N	63W	31	NENW	9/26/2006	867300	Wanda E. Brewer Living Trust and G. Warner Brewer Jr. Living Trust	Petroleum Development Corporation	June 22, 2006	-	-	3414434
06363	Zahourek 22-31	0.99629	7N	63W	31	SENW	10/1/2006	867600	Zahourek Conservatory, LLC	Petroleum Development Corporation	May 16, 2006	-	-	3414436
06363	Zahourek 22-31	0.99629	7N	63W	31	SENW	10/1/2006	867300	Wanda E. Brewer Living Trust and G. Warner Brewer Jr. Living Trust	Petroleum Development Corporation	June 22, 2006	-	-	3414434
06361	Zahourek 12-31	0.99629	7N	63W	31	SWNW	10/24/2006	867600	Zahourek Conservatory, LLC	Petroleum Development Corporation	May 16, 2006	-	-	3414436
06361	Zahourek 12-31	0.99629	7N	63W	31	SWNW	10/24/2006	867300	Wanda E. Brewer Living Trust and G. Warner Brewer Jr. Living Trust	Petroleum Development Corporation	June 22, 2006	-	-	3414434
06365	Zahourek 32-31	0.99629	7N	63W	31	SWNE	10/10/2006	867600	Zahourek Conservatory, LLC	Petroleum Development Corporation	May 16, 2006	-	-	3414436
06365	Zahourek 32-31	0.99629	7N	63W	31	SWNE	10/10/2006	867300	Wanda E. Brewer Living Trust and G. Warner Brewer Jr. Living Trust	Petroleum Development Corporation	June 22, 2006	-	-	3414434
06365	Zahourek 32-31	0.99629	7N	63W	31	SWNE	10/10/2006	873000	James G. Moore and Candace D. Moore	Petroleum Development Corporation	July 12, 2006	-	-	3419316

3491906 07/20/2007 01:43P Weld County, CO
5 of 7 R 36.00 D 0.00 Steve Moreno Clerk & Recorder

Weld County, Colorado

Exhibit "A"

Attached to and made part of that Assignment of Working Interest dated September 1, 2006 by and between Petroleum Development Corporation and Rockies Region 2006 Limited Partnership

WELL #	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	SPUD DATE	LEASE #	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	RECEPTION
06367	Zahourek 42-31	0.99929	7N	63W	31	SENE	10/15/2006	867600	Zahourek Conservatory, LLC	Petroleum Development Corporation	May 16, 2006	-	-	3414436
06367	Zahourek 42-31	0.99929	7N	63W	31	SENE	10/15/2006	867300	Wanda E. Brewer Living Trust and G. Warner Brewer Jr. Living Trust	Petroleum Development Corporation	June 22, 2006	-	-	3414434
06367	Zahourek 42-31	0.99929	7N	63W	31	SENE	10/15/2006	873000	James G. Moore and Candace D. Moore	Petroleum Development Corporation	July 12, 2006	-	-	3419316
06364	Zahourek 31-31	0.99929	7N	63W	31	NWNE	10/5/2006	867600	Zahourek Conservatory, LLC	Petroleum Development Corporation	May 16, 2006	-	-	3414436
06364	Zahourek 31-31	0.99929	7N	63W	31	NWNE	10/5/2006	867300	Wanda E. Brewer Living Trust and G. Warner Brewer Jr. Living Trust	Petroleum Development Corporation	June 22, 2006	-	-	3414434
06364	Zahourek 31-31	0.99929	7N	63W	31	NWNE	10/5/2006	872900	Rocky C. Peterson & Susan M. Peterson	Petroleum Development Corporation	July 12, 2006	-	-	3419317
06366	Zahourek 41-31	0.99929	7N	63W	31	NENE	10/19/2006	867600	Zahourek Conservatory, LLC	Petroleum Development Corporation	May 16, 2006	-	-	3414436
06366	Zahourek 41-31	0.99929	7N	63W	31	NENE	10/19/2006	867300	Wanda E. Brewer Living Trust and G. Warner Brewer Jr. Living Trust	Petroleum Development Corporation	June 22, 2006	-	-	3414434
06366	Zahourek 41-31	0.99929	7N	63W	31	NENE	10/19/2006	872900	Rocky C. Peterson & Susan M. Peterson	Petroleum Development Corporation	July 12, 2006	-	-	3419317
06182	CBO 23-32	0.99929	7N	63W	32	NESW	9/8/2006	860200	CBO, LLC	Petroleum Development Corporation	April 15, 2006	-	-	3399968
06183	CBO 24-32	0.99929	7N	63W	32	SESW	9/12/2006	860200	CBO, LLC	Petroleum Development Corporation	April 15, 2006	-	-	3399968
06181	CBO 22-32	0.99929	7N	63W	32	SENW	09/03/06	860200	CBO, LLC	Petroleum Development Corporation	April 15, 2006	-	-	3399968
06161	Pappenheim 44-26	0.99929	7N	64W	26	SESE	9/16/2006	785100	Ronald L. Pappenheim and Betty J. Pappenheim	Petroleum Development Corporation	January 7, 2005	-	-	3310621
06374	D. Dyer 31-34	0.99929	7N	64W	34	NWNE	11/3/2006	779400	Martis Ray Suits and Elizbeth Susan Suits	Petroleum Development Corporation	December 9, 2004	-	-	3264227
06374	D. Dyer 31-34	0.99929	7N	64W	34	NWNE	11/3/2006	859600	David W. Dyer and Janice E. Dyer	Petroleum Development Corporation	April 18, 2006	-	-	3399071
06375	D. Dyer 32-34	0.99929	7N	64W	34	SWNE	11/13/06	779400	Martis Ray Suits and Elizbeth Susan Suits	Petroleum Development Corporation	December 9, 2004	-	-	3264227
06375	D. Dyer 32-34	0.99929	7N	64W	34	SWNE	11/13/06	859600	David W. Dyer and Janice E. Dyer	Petroleum Development Corporation	April 18, 2006	-	-	3399971
06376	D. Dyer 41-34	0.99929	7N	64W	34	NENE	11/8/2006	779400	Martis Ray Suits and Elizbeth Susan Suits	Petroleum Development Corporation	December 9, 2004	-	-	3264227
06376	D. Dyer 41-34	0.99929	7N	64W	34	NENE	11/8/2006	859600	David W. Dyer and Janice E. Dyer	Petroleum Development Corporation	April 18, 2006	-	-	3399971
06376	D. Dyer 41-34	0.99929	7N	64W	34	NENE	11/8/2006	932900	Larry F. Lang	Petroleum Development Corporation	March 16, 2007	-	-	3464974
06376	D. Dyer 41-34	0.99929	7N	64W	34	NENE	11/8/2006	932800	Diana L. Kendrick	Petroleum Development Corporation	March 16, 2007	-	-	3464973
06377	D. Dyer 42-34	0.99929	7N	64W	34	SENE	11/18/2006	779400	Martis Ray Suits and Elizbeth Susan Suits	Petroleum Development Corporation	December 9, 2004	-	-	3264227
06377	D. Dyer 42-34	0.99929	7N	64W	34	SENE	11/18/2006	859600	David W. Dyer and Janice E. Dyer	Petroleum Development Corporation	April 18, 2006	-	-	3399971
06377	D. Dyer 42-34	0.99929	7N	64W	34	SENE	11/18/2006	932900	Larry F. Lang	Petroleum Development Corporation	March 16, 2007	-	-	3464974
06377	D. Dyer 42-34	0.99929	7N	64W	34	SENE	11/18/2006	932800	Diana L. Kendrick	Petroleum Development Corporation	March 16, 2007	-	-	3464973
06646	King 31-29	0.99929	7N	65W	29	NWNE	1/20/2007	877500	King Farms, LLC	Petroleum Development Corporation	August 22, 2006	-	-	3438004
06646	King 31-29	0.99929	7N	65W	29	NWNE	2/7/2007	915900	Bethel Family Praise Center	Petroleum Development Corporation		-	-	3464593
06646	King 31-29	0.99929	7N	65W	29	NWNE	2/7/2007	915400	Todd A. Barber	Petroleum Development Corporation	December 14, 2006	-	-	3464588
07042	King 41-29	0.99929	7N	65W	29	NENE	2/7/2007	877500	King Farms, LLC	Petroleum Development Corporation	August 22, 2006	-	-	3438004
07042	King 41-29	0.99929	7N	65W	29	NENE	2/7/2007	915900	Bethel Family Praise Center	Petroleum Development Corporation		-	-	3464583
07042	King 41-29	0.99929	7N	65W	29	NENE	2/7/2007	915400	Todd A. Barber	Petroleum Development Corporation	December 14, 2006	-	-	3464586

3491906 07/20/2007 01:43P Weld County, CO
6 of 7 R 36.00 D 0.00 Steve Moreno Clerk & Recorder

Weld County, Colorado

Exhibit "A"

Attached to and made part of that Assignment of Working Interest dated September 1, 2006 by and between Petroleum Development Corporation and Rockies Region 2006 Limited Partnership

WELL #	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	SPUD DATE	LEASE #	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	RECEPTION
07041	King 32-29	0.99929	7N	65W	29	SWNE	1/27/2007	877500	King Farms, LLC	Petroleum Development Corporation	August 22, 2006	-	-	3436004
07041	King 32-29	0.99929	7N	65W	29	SWNE	1/27/2007	916000	Mark Cory Miller	Petroleum Development Corporation	December 14, 2006	-	-	3464594
07043	King 42-29	0.99929	7N	65W	29	SENE	2/1/2007	877500	King Farms, LLC	Petroleum Development Corporation	August 22, 2006	-	-	3436004
07043	King 42-29	0.99929	7N	65W	29	SENE	2/1/2007	916000	Mark Cory Miller	Petroleum Development Corporation	December 14, 2006	-	-	3464594
06653	Groves 44-34	0.99929	7N	65W	34	SESE	12/30/2006	883700	Groves Farms, LLC	Petroleum Development Corporation	August 31, 2006	-	-	3454352
07012	Groves 34-34	0.99929	7N	65W	34	SWSE	1/4/2007	883700	Groves Farms, LLC	Petroleum Development Corporation	August 31, 2006	-	-	3454352
07016	Groves 33-34	0.99929	7N	65W	34	NWSE	1/10/2007	883700	Groves Farms, LLC	Petroleum Development Corporation	August 31, 2006	-	-	3454352
07015	Groves 43-34	0.99929	7N	65W	34	NESE	1/15/2007	883700	Groves Farms, LLC	Petroleum Development Corporation	August 31, 2006	-	-	3454352
07108	Dalton 24-24	0.99929	7N	66W	24	SESW	2/26/2007	866000	Dalton Land Company	Petroleum Development Corporation	May 9, 2006	-	-	3414439
07107	Dalton 23-24	0.99929	7N	66W	24	NESW	3/3/2007	866000	Dalton Land Company	Petroleum Development Corporation	May 9, 2006	-	-	3414439
07105	Dalton 13-24	0.99929	7N	66W	24	SWSW	2/20/2007	865900	Dalton Bros., Inc.	Petroleum Development Corporation	May 9, 2006	-	-	3414438
07106	Dalton 14-24	0.99929	7N	66W	24	SWSW	3/8/2007	865900	Dalton Bros., Inc.	Petroleum Development Corporation	May 9, 2006	-	-	3414438
06390	Rotharmel 21-32	0.99929	7N	66W	32	NENW	10/17/2006	845400	Donald L. & Joan Rotharmel	Petroleum Development Corporation	December 16, 2005	-	-	3362281
06391	Rotharmel 22-32	0.99929	7N	66W	32	SENW	10/22/2006	845400	Donald L. & Joan Rotharmel	Petroleum Development Corporation	December 16, 2005	-	-	3362281
06389	Rotharmel 12-32	0.9516025	7N	66W	32	SWNW	11/4/2006	845400	Donald L. & Joan Rotharmel	Petroleum Development Corporation	December 16, 2005	-	-	3362281
06389	Rotharmel 12-32	0.9516025	7N	66W	32	SWNW	11/4/2006	874800	Donald L. & Joan Rotharmel	Petroleum Development Corporation	October 10, 2006	-	-	3439414
06388	Rotharmel 11-32	0.9516025	7N	66W	32	NWNW	11/9/2006	845400	Donald L. & Joan Rotharmel	Petroleum Development Corporation	December 16, 2005	-	-	3362281
06388	Rotharmel 11-32	0.9516025	7N	66W	32	NWNW	11/9/2006	874800	Donald L. & Joan Rotharmel	Petroleum Development Corporation	October 10, 2006	-	-	3439414
06293	Anderson 22-34	0.99929	7N	66W	34	SENW	12/18/2006	843000	Barry D. Anderson	Petroleum Development Corporation	November 27, 2005	-	-	3354264
06293	Anderson 22-34	0.99929	7N	66W	34	SENW	12/18/2006	847600	Colleen G. Rossman	Petroleum Development Corporation	December 17, 2005	-	-	3362282
06293	Anderson 22-34	0.99929	7N	66W	34	SENW	12/18/2006	845500	Richard E. Mulhern, Jr. and Elizabeth Mulhern	Petroleum Development Corporation	December 17, 2005	-	-	3371850
06292	Anderson 21-34	0.99929	7N	66W	34	NENW	12/13/2006	843000	Barry D. Anderson	Petroleum Development Corporation	November 27, 2005	-	-	3354264

When Recorded Please Return To:
Petroleum Development Corporation
1775 Sherman Street, Suite 3000
Denver, CO 80203
Attn: Jenni Muller

3491906 07/20/2007 01:43P Weld County, CO
7 of 7 R 36.00 D 0.00 Steve Moreno Clerk & Recorder